Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports Third Quarter 2016 Results
HOUSTON, Oct 20, 2016 - Group 1 Automotive, Inc. (NYSE: GPI), an international, Fortune 500 automotive retailer, today reported third quarter 2016 net income of $35.4 million, diluted earnings per common share of $1.65, adjusted net income (a non-GAAP measure) of $42.0 million, and adjusted diluted earnings per common share (a non-GAAP measure) of $1.96.

As shown in the attached non-GAAP reconciliation tables, the 2016 third quarter adjusted results exclude approximately $6.6 million of net after-tax adjustments, or $0.31 per share, for non-core items. These adjustments primarily consist of non-cash asset impairment charges of approximately $6.7 million after-tax, or $0.32 per share; catastrophic losses (primarily storm damage) of approximately $281 thousand after-tax, or $0.01 per share; foreign transaction tax expense of approximately $274 thousand after-tax, or $0.01 per share; and, were partially offset by dealership transaction net gains of approximately $700 thousand, or $0.03 per share.

“Our third quarter earnings were negatively impacted by ongoing sales weakness in our energy-dependent markets, especially Texas and Oklahoma, and some slight market weakness in the U.K. due to uncertainty associated with Brexit,” said Earl J. Hesterberg, Group 1's president and chief executive officer. “While our U.K. sales decreased in July and August, we did see recovery in September, but not enough to offset the weakness that occurred immediately following the vote. Additionally, the weakening pound, versus the dollar, lowered this quarter’s earnings per share by about four cents. Within the U.S. results, we were encouraged by another quarter of improving new vehicle margins and the progress we have made in reducing new vehicle inventory during the quarter, with days’ supply improving nine days from second-quarter levels to 74 days’ supply at quarter end.”

Consolidated Results for Third Quarter 2016 (year-over-year comparable basis)
For ease of comparison, we have included constant currency metrics (a non-GAAP measure) both below (shown in parenthesis) and in the financial tables that follow:

▪	Total revenue increased 0.8 percent (3.3 percent) to a third-quarter record of $2.8 billion; total gross profit grew 2.1 percent (4.0 percent) to $406.7 million.

▪
New vehicle revenues decreased 0.8 percent (but increased 1.6 percent on a constant currency basis) driven by a 3.2 percent decrease in unit sales. New vehicle gross profit improved 1.2 percent (3.8 percent) to $80.4 million.

▪
Retail used vehicle revenues increased 2.2 percent (4.8 percent) on 1.6 percent higher unit sales. Retail used vehicle gross profit decreased 1.3 percent (but increased 0.5 percent on a constant currency basis) to $46.0 million.

▪
Parts and service gross profit increased 4.2 percent (6.1 percent) on revenue growth of 5.3 percent (7.1 percent). Same Store parts and service gross profit increased 1.2 percent (2.5 percent) on revenue growth of 2.6 percent (3.8 percent). U.S. Same Store parts and service gross profit increased 2.4 percent on revenue growth of 3.4 percent.

▪	Same Store Finance and Insurance (F&I) gross profit per retail unit (PRU) increased 4.0 percent (5.0 percent) to $1,421. U.S. F&I gross profit PRU increased $73 to $1,588.

▪
On a GAAP basis, Selling, General and Administrative (SG&A) expenses as a percent of gross profit increased 100 basis points to 73.5 percent. Adjusted SG&A expenses as a percent of gross profit increased 110 basis points to 73.6 percent.

Segment Results for Third Quarter 2016 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. operations accounted for 80.6 percent of total revenues and 85.3 percent of total gross profit. Total U.S. revenues were $2.3 billion, a decrease of 2.9 percent, driven by a 5.5 percent decrease in retail new vehicle revenue. While new vehicle sales volume decreased, new vehicle gross profit per unit sold grew $154, or 9.5 percent per unit, to $1,783 and total gross profit of $346.7 million was only down 0.5 percent. New vehicle inventory improved 9 days from second-quarter levels and ended the quarter at 74 days’ supply.

On a GAAP basis, SG&A expenses as a percent of gross profit improved 30 basis points to 71.1 percent and operating margin decreased 40 basis points to 3.4 percent. Adjusted SG&A expenses as a percent of gross profit and adjusted operating margin both improved 10 basis points to 71.3 percent and 3.9, respectively.

▪	United Kingdom:
The Company’s U.K. operations accounted for 15.4 percent of total revenues and 11.7 percent of total gross profit. Total U.K. revenues increased 33.2 percent (56.7 percent) to $436.0 million, and gross profit increased 31.0 percent (54.2 percent) to $47.5 million. Revenue growth was primarily driven by the acquisition of the Spire dealer group in February of this year. On a constant currency basis, Same Store total revenue increased 5.5 percent, driven by a 6.1 percent increase in new vehicle revenues, 7.9 percent increase in parts and service revenues, and a 15.0 percent increase in F&I gross profit PRU.

On a Same Store GAAP basis, SG&A expenses as a percent of gross profit and operating margin both improved 10 basis points to 77.5 percent and 2.2 percent, respectively. On a Same Store basis, adjusted SG&A expenses as a percent of gross profit improved 10 basis points to 77.5 percent and adjusted operating margin was unchanged at 2.2 percent.

▪	Brazil:
The Company’s Brazilian operations accounted for 4.0 percent of total revenues and 3.1 percent of total gross profit. The Company’s Same Store new vehicle revenue declined 24.2 percent on a constant currency basis in a continued weak economic environment. Year-to-date, Brazil’s new vehicle industry volumes have declined about 23 percent. For the quarter, Same Store total revenue was down 18.7 percent on a constant currency basis, as F&I gross profit PRU growth of 44.3 percent and parts and service revenue growth of 2.0 percent partially offset the decline in new and used vehicles.

The Company continues to improve its used vehicle operations in Brazil, with used vehicle retail margins improving 360 basis points to 7.6 percent and total used vehicle gross profit increasing $0.7 million or 69.7 percent on a constant currency basis.

Corporate Development
During the third quarter of 2016, the Company divested two dealerships in the U.S., which included Hyundai of Escondido, California and Ira Porsche of Danvers, Massachusetts. In October 2016, the Company divested Honda of Van Nuys, California. In total, these dealerships generated approximately $120 million in trailing-twelve-month revenues. These divestitures are consistent with Group 1’s portfolio management strategy.

Additionally, in the U.S., during third quarter of 2016, the Company was awarded a Porsche open point in El Paso, Texas. The store’s opening is targeted for late 2017. The Company will provide expected annual revenues for this franchise when its opening is announced.

In October 2016, in the U.K., the Company acquired the Ford Basingstoke and Ford Newbury dealerships, which are located southwest and west of London, respectively and are contiguous with Group 1’s existing U.K. Ford operations. These stores, which will be rebranded as Think Ford Basingstoke and Think Ford Newbury, are expected to generate approximately $65 million in annualized revenues.

Share Repurchase Authorization

During the third quarter of 2016, the Company repurchased 244,205 shares at an average price of $50.61 for a total of $12.4 million, which were previously announced purchases in July 2016. As of October 20, 2016, $22.4 million remains available under the Company’s prior common stock share repurchase authorization. Year to date, the Company has repurchased 2.3 million shares representing a 10 percent reduction from the previously announced share count as of December 31, 2015. Purchases may be made from time to time in the open market or in privately negotiated transactions, based on market conditions, legal requirements and other corporate considerations and subject to Board approval and covenant restrictions.

THIRD QUARTER EARNINGS CONFERENCE CALL DETAILS
The Company’s senior management will host a conference call today at 9 a.m. ET to discuss the third quarter financial results and the Company’s outlook and strategy.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.

The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:

Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    6474498

A telephonic replay will be available following the call through October 27, 2016 by dialing:

Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10094717

ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 160 automotive dealerships, 211 franchises, and 37 collision centers in the United States, the United Kingdom and Brazil that offer 32 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS
Certain statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “plans,” “believes,” “may” or “will” and similar expressions. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES
This press release and the attached financial tables contain certain non-GAAP financial performance measures as defined under SEC rules, such as adjusted net income and adjusted earnings per share from continuing operations, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these measures to the most directly comparable GAAP measures. Management believes that these non-GAAP financial performance measures improve the transparency of the Company’s disclosure, present useful information to investors, and provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations.

We evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than United States dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,587,952	$1,601,213	(0.8)
Used vehicle retail sales	702,620	687,637	2.2
Used vehicle wholesale sales	104,218	100,483	3.7
Parts and service	319,676	303,557	5.3
Finance and insurance	108,710	107,679	1.0
Total revenues	2,823,176	2,800,569	0.8
COST OF SALES:
New vehicle retail sales	1,507,517	1,521,721	(0.9)
Used vehicle retail sales	656,652	641,055	2.4
Used vehicle wholesale sales	106,077	102,318	3.7
Parts and service	146,262	137,093	6.7
Total cost of sales	2,416,508	2,402,187	0.6
GROSS PROFIT	406,668	398,382	2.1
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	299,006	289,012	3.5
DEPRECIATION AND AMORTIZATION EXPENSE	12,891	11,811	9.1
ASSET IMPAIRMENTS	10,855	916	1,085.0
OPERATING INCOME	83,916	96,643	(13.2)
OTHER EXPENSE:
Floorplan interest expense	(11,135)	(9,685)	15.0
Other interest expense, net	(17,094)	(13,922)	22.8
INCOME BEFORE INCOME TAXES	55,687	73,036	(23.8)
PROVISION FOR INCOME TAXES	(20,321)	(27,775)	(26.8)
NET INCOME	$35,366	$45,261	(21.9)
Less: Earnings allocated to participating securities	$1,426	$1,729	(17.5)
Earnings available to diluted common shares	$33,940	$43,532	(22.0)
DILUTED EARNINGS PER SHARE	$1.65	$1.88	(12.2)
Weighted average dilutive common shares outstanding	20,578	23,137	(11.1)
Weighted average participating securities	872	925	(5.7)
Total weighted average shares outstanding	21,450	24,062	(10.9)

	Nine Months Ended September 30,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$4,538,562	$4,468,200	1.6
Used vehicle retail sales	2,106,569	1,993,124	5.7
Used vehicle wholesale sales	302,089	302,186	—
Parts and service	950,341	888,939	6.9
Finance and insurance	316,419	307,454	2.9
Total revenues	8,213,980	7,959,903	3.2
COST OF SALES:
New vehicle retail sales	4,305,252	4,242,847	1.5
Used vehicle retail sales	1,963,136	1,854,361	5.9
Used vehicle wholesale sales	302,551	302,276	0.1
Parts and service	437,153	406,580	7.5
Total cost of sales	7,008,092	6,806,064	3.0
GROSS PROFIT	1,205,888	1,153,839	4.5
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	891,692	841,050	6.0
DEPRECIATION AND AMORTIZATION EXPENSE	38,067	35,441	7.4
ASSET IMPAIRMENTS	12,812	1,955	555.3
OPERATING INCOME	263,317	275,393	(4.4)
OTHER EXPENSE:
Floorplan interest expense	(33,737)	(29,046)	16.2
Other interest expense, net	(50,729)	(42,061)	20.6
INCOME BEFORE INCOME TAXES	178,851	204,286	(12.5)
PROVISION FOR INCOME TAXES	(62,614)	(76,901)	(18.6)
NET INCOME	$116,237	$127,385	(8.8)
Less: Earnings allocated to participating securities	$4,651	$4,905	(5.2)
Earnings available to diluted common shares	$111,586	$122,480	(8.9)
DILUTED EARNINGS PER SHARE	$5.22	$5.26	(0.8)
Weighted average dilutive common shares outstanding	21,364	23,298	(8.3)
Weighted average participating securities	895	934	(4.2)
Total weighted average shares outstanding	22,259	24,232	(8.1)

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Unaudited)
(Dollars in thousands)
	September 30, 2016	December 31, 2015	% Increase/(Decrease)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$22,918	$13,037	75.8
Contracts in transit and vehicle receivables, net	206,292	252,438	(18.3)
Accounts and notes receivable, net	156,294	157,768	(0.9)
Inventories, net	1,687,379	1,737,751	(2.9)
Prepaid expenses and other current assets	25,555	27,376	(6.7)
Total current assets	2,098,438	2,188,370	(4.1)
PROPERTY AND EQUIPMENT, net	1,118,785	1,033,981	8.2
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,190,906	1,162,503	2.4
OTHER ASSETS	12,935	11,862	9.0
Total assets	$4,421,064	$4,396,716	0.6

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,110,104	$1,265,719	(12.3)
Offset account related to floorplan notes payable - credit facility	(59,684)	(110,759)	(46.1)
Floorplan notes payable - manufacturer affiliates	387,770	389,071	(0.3)
Offset account related to floorplan notes payable - manufacturer affiliates	(22,500)	(25,500)	(11.8)
Current maturities of long-term debt and short-term financing	62,349	54,991	13.4
Accounts payable	354,957	280,423	26.6
Accrued expenses	193,553	185,323	4.4
Total current liabilities	2,026,549	2,039,268	(0.6)
5.00% SENIOR NOTES (principal of $550,000 at September 30, 2016 and December 31, 2015, respectively)	540,075	538,933	0.2
5.25% SENIOR NOTES (principal of $300,000 at September 30, 2016 and December 31, 2015, respectively)	295,455	295,156	0.1
REAL ESTATE RELATED AND OTHER LONG-TERM DEBT, net of current maturities	352,548	317,290	11.1
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	44,639	48,155	(7.3)
DEFERRED INCOME TAXES	148,001	136,644	8.3
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	45,040	31,153	44.6
OTHER LIABILITIES	81,785	71,865	13.8
STOCKHOLDERS' EQUITY:
Common stock	257	257	—
Additional paid-in capital	287,018	291,092	(1.4)
Retained earnings	1,027,393	926,169	10.9
Accumulated other comprehensive loss	(157,446)	(137,984)	14.1
Treasury stock	(270,250)	(161,282)	67.6
Total stockholders' equity	886,972	918,252	(3.4)
Total liabilities and stockholders' equity	$4,421,064	$4,396,716	0.6

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2016 (%)	2015 (%)	2016 (%)	2015 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	5.0	6.0	4.9	6.1
	Georgia	4.6	4.5	4.2	4.6
	Florida	2.5	2.3	2.5	2.0
	New Hampshire	2.0	2.1	1.9	2.0
	New Jersey	1.7	2.3	1.6	2.3
	Louisiana	1.6	1.5	1.5	1.6
	Mississippi	1.5	1.5	1.5	1.5
	South Carolina	1.3	1.4	1.4	1.4
	Alabama	1.0	0.6	0.9	0.7
	Maryland	0.5	0.5	0.5	0.5
		21.7	22.7	20.9	22.7

West	Texas	36.2	38.6	36.4	38.4
	California	9.4	9.5	9.3	9.7
	Oklahoma	6.6	7.8	6.9	7.7
	Kansas	1.6	2.0	1.8	2.1
	Louisiana	0.6	0.7	0.6	0.7
		54.4	58.6	55.0	58.6

International	United Kingdom	18.6	11.1	18.2	11.0
	Brazil	5.3	7.6	5.9	7.7
		100.0	100.0	100.0	100.0
NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		25.3	26.6	24.7	26.6
BMW/MINI		13.2	11.3	13.3	11.4
Volkswagen/Audi/Porsche		11.3	7.7	10.9	7.0
Ford/Lincoln		10.8	11.6	11.1	11.6
Honda/Acura		9.9	11.1	10.2	10.9
Chevrolet/GMC/Buick/Cadillac		7.3	7.8	7.6	7.5
Nissan		7.0	8.0	7.0	8.4
Hyundai/Kia		4.3	5.4	4.4	5.8
Mercedes-Benz/smart/Sprinter		4.2	3.8	4.1	4.1
Chrysler/Dodge/Jeep/RAM		4.1	4.6	4.1	4.6
Other		2.6	2.1	2.6	2.1
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,254,421	$1,327,049	(5.5)
Used vehicle retail sales	575,551	577,426	(0.3)
Used vehicle wholesale sales	74,821	74,161	0.9
Total used	650,372	651,587	(0.2)
Parts and service	271,635	264,979	2.5
Finance and insurance	98,295	99,952	(1.7)
Total	$2,274,723	$2,343,567	(2.9)
GROSS MARGIN %:
New vehicle retail sales	4.9	4.7
Used vehicle retail sales	6.8	7.1
Used vehicle wholesale sales	(2.0)	(2.5)
Total used	5.8	6.0
Parts and service	54.8	55.4
Finance and insurance	100.0	100.0
Total	15.2	14.9
GROSS PROFIT:
New vehicle retail sales	$61,886	$62,428	(0.9)
Used vehicle retail sales	39,193	41,053	(4.5)
Used vehicle wholesale sales	(1,514)	(1,855)	18.4
Total used	37,679	39,198	(3.9)
Parts and service	148,866	146,737	1.5
Finance and insurance	98,295	99,952	(1.7)
Total	$346,726	$348,315	(0.5)
UNITS SOLD:
Retail new vehicles sold	34,700	38,331	(9.5)
Retail used vehicles sold	27,201	27,664	(1.7)
Wholesale used vehicles sold	11,005	11,733	(6.2)
Total used	38,206	39,397	(3.0)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,150	$34,621	4.4
Used vehicle retail	$21,159	$20,873	1.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,783	$1,629	9.5
Used vehicle retail sales	1,441	1,484	(2.9)
Used vehicle wholesale sales	(138)	(158)	12.7
Total used	986	995	(0.9)
Finance and insurance (per retail unit)	$1,588	$1,515	4.8
OTHER:
SG&A expenses	$246,501	$248,771	(0.9)
Adjusted SG&A expenses (1)	$247,227	$248,771	(0.6)
SG&A as % revenues	10.8	10.6
Adjusted SG&A as % revenues (1)	10.9	10.6
SG&A as % gross profit	71.1	71.4
Adjusted SG&A as % gross profit (1)	71.3	71.4
Operating margin %	3.4	3.8
Adjusted operating margin % (1)	3.9	3.8
Pretax margin %	2.3	2.9
Adjusted pretax margin % (1)	2.8	2.9
INTEREST EXPENSE:
Floorplan interest expense	$(9,979)	$(8,964)	11.3
Floorplan assistance	12,824	13,344	(3.9)
Net floorplan income (expense)	$2,845	$4,380	(35.0)
Other interest income (expense), net	$(15,710)	$(12,737)	23.3

	Nine Months Ended September 30,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$3,558,127	$3,693,777	(3.7)
Used vehicle retail sales	1,709,595	1,661,932	2.9
Used vehicle wholesale sales	205,755	217,032	(5.2)
Total used	1,915,350	1,878,964	1.9
Parts and service	805,618	771,986	4.4
Finance and insurance	284,644	284,787	(0.1)
Total	$6,563,739	$6,629,514	(1.0)
GROSS MARGIN %:
New vehicle retail sales	5.0	4.8
Used vehicle retail sales	7.2	7.3
Used vehicle wholesale sales	(0.3)	(0.1)
Total used	6.4	6.5
Parts and service	54.6	54.8
Finance and insurance	100.0	100.0
Total	15.6	15.2
GROSS PROFIT:
New vehicle retail sales	$177,674	$175,549	1.2
Used vehicle retail sales	122,832	121,906	0.8
Used vehicle wholesale sales	(643)	(167)	(285.0)
Total used	122,189	121,739	0.4
Parts and service	439,526	422,912	3.9
Finance and insurance	284,644	284,787	(0.1)
Total	$1,024,033	$1,004,987	1.9
UNITS SOLD:
Retail new vehicles sold	98,692	106,651	(7.5)
Retail used vehicles sold	80,888	79,647	1.6
Wholesale used vehicles sold	30,894	33,542	(7.9)
Total used	111,782	113,189	(1.2)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,053	$34,634	4.1
Used vehicle retail	$21,135	$20,866	1.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,800	$1,646	9.4
Used vehicle retail sales	1,519	1,531	(0.8)
Used vehicle wholesale sales	(21)	(5)	(320.0)
Total used	1,093	1,076	1.6
Finance and insurance (per retail unit)	$1,585	$1,529	3.7
OTHER:
SG&A expenses	$737,730	$718,607	2.7
Adjusted SG&A expenses (1)	$733,683	$717,708	2.2
SG&A as % revenues	11.2	10.8
Adjusted SG&A as % revenues (1)	11.2	10.8
SG&A as % gross profit	72.0	71.5
Adjusted SG&A as % gross profit (1)	71.6	71.4
Operating margin %	3.7	3.8
Adjusted operating margin % (1)	3.9	3.9
Pretax margin %	2.5	2.9
Adjusted pretax margin % (1)	2.8	2.9
INTEREST EXPENSE:
Floorplan interest expense	$(30,428)	$(26,440)	15.1
Floorplan assistance	36,176	36,503	(0.9)
Net floorplan income (expense)	$5,748	$10,063	(42.9)
Other interest income (expense), net	$(46,581)	$(38,534)	20.9
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2016	2015	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$256,143	$180,967	41.5	66.3
Used vehicle retail sales	106,856	89,321	19.6	41.2
Used vehicle wholesale sales	28,586	24,859	15.0	35.6
Total used	135,442	114,180	18.6	40.0
Parts and service	35,682	26,193	36.2	60.8
Finance and insurance	8,708	6,091	43.0	68.2
Total	$435,975	$327,431	33.2	56.7
GROSS MARGIN %:
New vehicle retail sales	5.5	6.1
Used vehicle retail sales	4.9	5.2
Used vehicle wholesale sales	(1.4)	(0.3)
Total used	3.6	4.0
Parts and service	55.7	55.6
Finance and insurance	100.0	100.0
Total	10.9	11.1
GROSS PROFIT:
New vehicle retail sales	$14,031	$11,060	26.9	48.7
Used vehicle retail sales	5,265	4,631	13.7	34.3
Used vehicle wholesale sales	(404)	(73)	(453.4)	(558.6)
Total used	4,861	4,558	6.6	25.9
Parts and service	19,892	14,554	36.7	61.3
Finance and insurance	8,708	6,091	43.0	68.2
Total	$47,492	$36,263	31.0	54.2
UNITS SOLD:
Retail new vehicles sold	8,468	5,213	62.4
Retail used vehicles sold	4,800	3,582	34.0
Wholesale used vehicles sold	3,689	2,791	32.2
Total used	8,489	6,373	33.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,248	$34,715	(12.9)	2.4
Used vehicle retail	$22,262	$24,936	(10.7)	5.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,657	$2,122	(21.9)	(8.5)
Used vehicle retail sales	1,097	1,293	(15.2)	0.2
Used vehicle wholesale sales	(110)	(26)	(323.1)	(398.3)
Total used	573	715	(19.9)	(5.5)
Finance and insurance (per retail unit)	$656	$693	(5.3)	11.5
OTHER:
SG&A expenses	$39,609	$28,124	40.8	66.2
SG&A as % revenues	9.1	8.6
SG&A as % gross profit	83.4	77.6
Operating margin %	1.4	2.1
Adjusted operating margin % (1)	1.4	2.2
Pretax margin %	0.9	1.6
Adjusted pretax margin % (1)	0.9	1.7
INTEREST EXPENSE:
Floorplan interest expense	$(1,083)	$(625)	73.3	104.3
Floorplan assistance	154	201	(23.4)	(9.7)
Net floorplan income (expense)	$(929)	$(424)	119.1	158.6
Other interest income (expense), net	$(1,299)	$(780)	66.5	96.7

	Nine Months Ended September 30,
	2016	2015	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$764,707	$492,424	55.3	70.8
Used vehicle retail sales	339,800	269,629	26.0	38.6
Used vehicle wholesale sales	93,985	78,692	19.4	31.2
Total used	433,785	348,321	24.5	36.9
Parts and service	110,180	76,983	43.1	57.6
Finance and insurance	26,991	17,411	55.0	70.6
Total	$1,335,663	$935,139	42.8	57.1
GROSS MARGIN %:
New vehicle retail sales	5.7	6.3
Used vehicle retail sales	5.1	5.3
Used vehicle wholesale sales	0.1	(0.5)
Total used	4.0	4.0
Parts and service	55.2	55.0
Finance and insurance	100.0	100.0
Total	11.1	11.2
GROSS PROFIT:
New vehicle retail sales	$43,347	$30,802	40.7	54.7
Used vehicle retail sales	17,329	14,164	22.3	34.3
Used vehicle wholesale sales	54	(385)	114.0	105.5
Total used	17,383	13,779	26.2	38.2
Parts and service	60,845	42,345	43.7	58.3
Finance and insurance	26,991	17,411	55.0	70.6
Total	$148,566	$104,337	42.4	56.6
UNITS SOLD:
Retail new vehicles sold	23,694	14,408	64.5
Retail used vehicles sold	14,401	10,863	32.6
Wholesale used vehicles sold	11,328	8,682	30.5
Total used	25,729	19,545	31.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,274	$34,177	(5.6)	3.9
Used vehicle retail	$23,596	$24,821	(4.9)	4.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,829	$2,138	(14.5)	(5.9)
Used vehicle retail sales	1,203	1,304	(7.7)	1.3
Used vehicle wholesale sales	5	(44)	111.4	104.2
Total used	676	705	(4.1)	5.0
Finance and insurance (per retail unit)	$709	$689	2.9	13.1
OTHER:
SG&A expenses	$119,154	$81,528	46.2	61.0
Adjusted SG&A expenses (1)	$118,593	$81,320	45.8	60.7
SG&A as % revenues	8.9	8.7
Adjusted SG&A as % revenues (1)	8.9	8.7
SG&A as % gross profit	80.2	78.1
Adjusted SG&A as % gross profit (1)	79.8	77.9
Operating margin %	1.8	2.1
Adjusted operating margin % (1)	1.9	2.1
Pretax margin %	1.3	1.6
Adjusted pretax margin % (1)	1.3	1.7
INTEREST EXPENSE:
Floorplan interest expense	$(3,137)	$(1,689)	85.7	105.0
Floorplan assistance	643	584	10.1	19.9
Net floorplan income (expense)	$(2,494)	$(1,105)	125.7	150.0
Other interest income (expense), net	$(3,966)	$(2,339)	69.6	86.8
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.
(2) We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. The non-GAAP financial measures presented above should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2016	2015	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$77,388	$93,197	(17.0)	(22.9)
Used vehicle retail sales	20,213	20,890	(3.2)	(10.3)
Used vehicle wholesale sales	811	1,463	(44.6)	(47.5)
Total used	21,024	22,353	(5.9)	(12.7)
Parts and service	12,359	12,385	(0.2)	(7.5)
Finance and insurance	1,707	1,636	4.3	(5.1)
Total	$112,478	$129,571	(13.2)	(19.4)
GROSS MARGIN %:
New vehicle retail sales	5.8	6.4
Used vehicle retail sales	7.5	4.3
Used vehicle wholesale sales	7.3	6.4
Total used	7.5	4.4
Parts and service	37.7	41.8
Finance and insurance	100.0	100.0
Total	11.1	10.7
GROSS PROFIT:
New vehicle retail sales	$4,518	$6,004	(24.8)	(29.8)
Used vehicle retail sales	1,510	898	68.2	56.3
Used vehicle wholesale sales	59	93	(36.6)	(39.9)
Total used	1,569	991	58.3	47.2
Parts and service	4,656	5,173	(10.0)	(16.5)
Finance and insurance	1,707	1,636	4.3	(5.1)
Total	$12,450	$13,804	(9.8)	(16.3)
UNITS SOLD:
Retail new vehicles sold	2,429	3,582	(32.2)
Retail used vehicles sold	1,011	1,245	(18.8)
Wholesale used vehicles sold	333	402	(17.2)
Total used	1,344	1,647	(18.4)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,860	$26,018	22.5	13.8
Used vehicle retail	$19,993	$16,779	19.2	10.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,860	$1,676	11.0	3.6
Used vehicle retail sales	1,494	721	107.2	92.4
Used vehicle wholesale sales	177	231	(23.4)	(27.4)
Total used	1,167	602	93.9	80.4
Finance and insurance (per retail unit)	$496	$339	46.3	33.2
OTHER:
SG&A expenses	$12,896	$12,117	6.4	(1.2)
Adjusted SG&A expenses (1)	$12,622	$12,117	4.2	(3.3)
SG&A as % revenues	11.5	9.4
Adjusted SG&A as % revenues (1)	11.2	9.4
SG&A as % gross profit	103.6	87.8
Adjusted SG&A as % gross profit (1)	101.4	87.8
Operating margin %	(0.6)	0.8
Adjusted operating margin % (1)	(0.4)	1.0
Pretax margin %	(0.8)	0.4
Adjusted pretax margin % (1)	(0.5)	0.6
INTEREST EXPENSE:
Floorplan interest expense	$(73)	$(96)	(24.0)	(31.8)
Floorplan assistance	—	—	—	—
Net floorplan income (expense)	$(73)	$(96)	(24.0)	(31.8)
Other interest income (expense), net	$(85)	$(405)	(79.0)	(80.0)

	Nine Months Ended September 30,
	2016	2015	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$215,728	$281,999	(23.5)	(14.1)
Used vehicle retail sales	57,174	61,563	(7.1)	5.2
Used vehicle wholesale sales	2,349	6,462	(63.6)	(58.0)
Total used	59,523	68,025	(12.5)	(0.8)
Parts and service	34,543	39,970	(13.6)	(2.6)
Finance and insurance	4,784	5,256	(9.0)	2.0
Total	$314,578	$395,250	(20.4)	(10.4)
GROSS MARGIN %:
New vehicle retail sales	5.7	6.7
Used vehicle retail sales	5.7	4.4
Used vehicle wholesale sales	5.4	7.1
Total used	5.7	4.6
Parts and service	37.1	42.8
Finance and insurance	100.0	100.0
Total	10.6	11.3
GROSS PROFIT:
New vehicle retail sales	$12,289	$19,002	(35.3)	(27.0)
Used vehicle retail sales	3,272	2,693	21.5	34.4
Used vehicle wholesale sales	127	462	(72.5)	(68.3)
Total used	3,399	3,155	7.7	19.3
Parts and service	12,817	17,102	(25.1)	(15.2)
Finance and insurance	4,784	5,256	(9.0)	2.0
Total	$33,289	$44,515	(25.2)	(15.8)
UNITS SOLD:
Retail new vehicles sold	7,636	10,071	(24.2)
Retail used vehicles sold	3,465	3,403	1.8
Wholesale used vehicles sold	855	1,269	(32.6)
Total used	4,320	4,672	(7.5)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$28,251	$28,001	0.9	13.3
Used vehicle retail	$16,500	$18,091	(8.8)	3.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,609	$1,887	(14.7)	(3.8)
Used vehicle retail sales	944	791	19.3	32.0
Used vehicle wholesale sales	149	364	(59.1)	(52.9)
Total used	787	675	16.6	29.1
Finance and insurance (per retail unit)	$431	$390	10.5	23.8
OTHER:
SG&A expenses	$34,808	$40,915	(14.9)	(3.8)
Adjusted SG&A expenses (1)	$34,162	$40,915	(16.5)	(5.6)
SG&A as % revenues	11.1	10.4
Adjusted SG&A as % revenues (1)	10.9	10.4
SG&A as % gross profit	104.6	91.9
Adjusted SG&A as % gross profit (1)	102.6	91.9
Operating margin %	(0.9)	0.3
Adjusted operating margin % (1)	(0.5)	0.6
Pretax margin %	(1.0)	(0.2)
Adjusted pretax margin % (1)	(0.7)	—
INTEREST EXPENSE:
Floorplan interest expense	$(172)	$(917)	(81.2)	(78.1)
Floorplan assistance	—	—	—	—
Net floorplan income (expense)	$(172)	$(917)	(81.2)	(78.1)
Other interest income (expense), net	$(182)	$(1,188)	(84.7)	(81.6)
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.
(2) We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. The non-GAAP financial measures presented above should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2016	2015	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,587,952	$1,601,213	(0.8)	1.6
Used vehicle retail sales	702,620	687,637	2.2	4.8
Used vehicle wholesale sales	104,218	100,483	3.7	8.8
Total used	806,838	788,120	2.4	5.3
Parts and service	319,676	303,557	5.3	7.1
Finance and insurance	108,710	107,679	1.0	2.2
Total	$2,823,176	$2,800,569	0.8	3.3
GROSS MARGIN %:
New vehicle retail sales	5.1	5.0
Used vehicle retail sales	6.5	6.8
Used vehicle wholesale sales	(1.8)	(1.8)
Total used	5.5	5.7
Parts and service	54.2	54.8
Finance and insurance	100.0	100.0
Total	14.4	14.2
GROSS PROFIT:
New vehicle retail sales	$80,435	$79,492	1.2	3.8
Used vehicle retail sales	45,968	46,582	(1.3)	0.5
Used vehicle wholesale sales	(1,859)	(1,835)	(1.3)	(5.7)
Total used	44,109	44,747	(1.4)	0.3
Parts and service	173,414	166,464	4.2	6.1
Finance and insurance	108,710	107,679	1.0	2.2
Total	$406,668	$398,382	2.1	4.0
UNITS SOLD:
Retail new vehicles sold	45,597	47,126	(3.2)
Retail used vehicles sold	33,012	32,491	1.6
Wholesale used vehicles sold	15,027	14,926	0.7
Total used	48,039	47,417	1.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,826	$33,977	2.5	5.0
Used vehicle retail	$21,284	$21,164	0.6	3.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,764	$1,687	4.6	7.3
Used vehicle retail sales	1,392	1,434	(2.9)	(1.1)
Used vehicle wholesale sales	(124)	(123)	(0.8)	(4.9)
Total used	918	944	(2.8)	(1.0)
Finance and insurance (per retail unit)	$1,383	$1,352	2.3	3.6
OTHER:
SG&A expenses	$299,006	$289,012	3.5	5.6
Adjusted SG&A expenses (1)	$299,458	$289,012	3.6	5.8
SG&A as % revenues	10.6	10.3
Adjusted SG&A as % revenues (1)	10.6	10.3
SG&A as % gross profit	73.5	72.5
Adjusted SG&A as % gross profit (1)	73.6	72.5
Operating margin %	3.0	3.5
Adjusted operating margin % (1)	3.3	3.5
Pretax margin %	2.0	2.6
Adjusted pretax margin % (1)	2.3	2.6
INTEREST EXPENSE:
Floorplan interest expense	$(11,135)	$(9,685)	15.0	16.9
Floorplan assistance	12,979	13,545	(4.2)	(4.2)
Net floorplan income (expense)	$1,844	$3,860	(52.2)	(57.1)
Other interest income (expense), net	$(17,094)	$(13,922)	22.8	24.4

	Nine Months Ended September 30,
	2016	2015	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$4,538,562	$4,468,200	1.6	3.9
Used vehicle retail sales	2,106,569	1,993,124	5.7	7.8
Used vehicle wholesale sales	302,089	302,186	—	3.1
Total used	2,408,658	2,295,310	4.9	7.2
Parts and service	950,341	888,939	6.9	8.7
Finance and insurance	316,419	307,454	2.9	4.0
Total	$8,213,980	$7,959,903	3.2	5.4
GROSS MARGIN %:
New vehicle retail sales	5.1	5.0
Used vehicle retail sales	6.8	7.0
Used vehicle wholesale sales	(0.2)	—
Total used	5.9	6.0
Parts and service	54.0	54.3
Finance and insurance	100.0	100.0
Total	14.7	14.5
GROSS PROFIT:
New vehicle retail sales	$233,310	$225,353	3.5	6.1
Used vehicle retail sales	143,433	138,763	3.4	4.8
Used vehicle wholesale sales	(462)	(90)	(413.3)	(432.4)
Total used	142,971	138,673	3.1	4.6
Parts and service	513,188	482,359	6.4	8.0
Finance and insurance	316,419	307,454	2.9	4.0
Total	$1,205,888	$1,153,839	4.5	6.2
UNITS SOLD:
Retail new vehicles sold	130,022	131,130	(0.8)
Retail used vehicles sold	98,754	93,913	5.2
Wholesale used vehicles sold	43,077	43,493	(1.0)
Total used	141,831	137,406	3.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,906	$34,075	2.4	4.8
Used vehicle retail	$21,331	$21,223	0.5	2.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,794	$1,719	4.4	7.1
Used vehicle retail sales	1,452	1,478	(1.8)	(0.3)
Used vehicle wholesale sales	(11)	(2)	(450.0)	(437.5)
Total used	1,008	1,009	(0.1)	1.3
Finance and insurance (per retail unit)	$1,383	$1,366	1.2	2.3
OTHER:
SG&A expenses	$891,692	$841,050	6.0	8.0
Adjusted SG&A expenses (1)	$886,439	$839,943	5.5	7.5
SG&A as % revenues	10.9	10.6
Adjusted SG&A as % revenues (1)	10.8	10.6
SG&A as % gross profit	73.9	72.9
Adjusted SG&A as % gross profit (1)	73.5	72.8
Operating margin %	3.2	3.5
Adjusted operating margin % (1)	3.4	3.5
Pretax margin %	2.2	2.6
Adjusted pretax margin % (1)	2.4	2.6
INTEREST EXPENSE:
Floorplan interest expense	$(33,737)	$(29,046)	16.2	17.4
Floorplan assistance	36,818	37,087	(0.7)	(0.7)
Net floorplan income (expense)	$3,081	$8,041	(61.7)	(66.1)
Other interest income (expense), net	$(50,729)	$(42,061)	20.6	21.7
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.
(2) We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. The non-GAAP financial measures presented above should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,240,952	$1,297,598	(4.4)
Used vehicle retail sales	567,275	565,381	0.3
Used vehicle wholesale sales	73,940	71,204	3.8
Total used	641,215	636,585	0.7
Parts and service	267,909	258,996	3.4
Finance and insurance	96,809	98,577	(1.8)
Total	$2,246,885	$2,291,756	(2.0)
GROSS MARGIN %:
New vehicle retail sales	4.9	4.8
Used vehicle retail sales	6.8	7.1
Used vehicle wholesale sales	(2.0)	(2.3)
Total used	5.8	6.1
Parts and service	54.8	55.3
Finance and insurance	100.0	100.0
Total	15.2	14.9
GROSS PROFIT:
New vehicle retail sales	$60,920	$61,638	(1.2)
Used vehicle retail sales	38,719	40,358	(4.1)
Used vehicle wholesale sales	(1,460)	(1,605)	9.0
Total used	37,259	38,753	(3.9)
Parts and service	146,738	143,344	2.4
Finance and insurance	96,809	98,577	(1.8)
Total	$341,726	$342,312	(0.2)
UNITS SOLD:
Retail new vehicles sold	34,435	37,403	(7.9)
Retail used vehicles sold	26,915	27,164	(0.9)
Wholesale used vehicles sold	10,887	11,340	(4.0)
Total used	37,802	38,504	(1.8)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,038	$34,692	3.9
Used vehicle retail	$21,077	$20,814	1.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,769	$1,648	7.3
Used vehicle retail sales	1,439	1,486	(3.2)
Used vehicle wholesale sales	(134)	(142)	5.6
Total used	986	1,006	(2.0)
Finance and insurance (per retail unit)	$1,578	$1,527	3.3
OTHER:
SG&A expenses	$243,405	$242,056	0.6
Adjusted SG&A expenses (2)	$242,955	$242,056	0.4
SG&A as % revenues	10.8	10.6
Adjusted SG&A as % revenues (2)	10.8	10.6
SG&A as % gross profit	71.2	70.7
Adjusted SG&A as % gross profit (2)	71.1	70.7
Operating margin %	3.4	3.9
Adjusted operating margin % (2)	3.9	3.9

	Nine Months Ended September 30,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$3,483,544	$3,615,137	(3.6)
Used vehicle retail sales	1,670,922	1,628,417	2.6
Used vehicle wholesale sales	200,066	209,686	(4.6)
Total used	1,870,988	1,838,103	1.8
Parts and service	788,935	753,477	4.7
Finance and insurance	278,883	281,040	(0.8)
Total	$6,422,350	$6,487,757	(1.0)
GROSS MARGIN %:
New vehicle retail sales	5.0	4.8
Used vehicle retail sales	7.2	7.4
Used vehicle wholesale sales	(0.2)	0.1
Total used	6.4	6.5
Parts and service	54.5	54.8
Finance and insurance	100.0	100.0
Total	15.6	15.2
GROSS PROFIT:
New vehicle retail sales	$173,001	$171,974	0.6
Used vehicle retail sales	120,081	119,995	0.1
Used vehicle wholesale sales	(372)	151	(346.4)
Total used	119,709	120,146	(0.4)
Parts and service	429,838	412,640	4.2
Finance and insurance	278,883	281,040	(0.8)
Total	$1,001,431	$985,800	1.6
UNITS SOLD:
Retail new vehicles sold	97,163	104,424	(7.0)
Retail used vehicles sold	79,587	78,292	1.7
Wholesale used vehicles sold	30,367	32,651	(7.0)
Total used	109,954	110,943	(0.9)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,853	$34,620	3.6
Used vehicle retail	$20,995	$20,799	0.9
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,781	$1,647	8.1
Used vehicle retail sales	1,509	1,533	(1.6)
Used vehicle wholesale sales	(12)	5	(340.0)
Total used	1,089	1,083	0.6
Finance and insurance (per retail unit)	$1,578	$1,538	2.6
OTHER:
SG&A expenses	$722,654	$700,646	3.1
Adjusted SG&A expenses (2)	$716,366	$698,331	2.6
SG&A as % revenues	11.3	10.8
Adjusted SG&A as % revenues (2)	11.2	10.8
SG&A as % gross profit	72.2	71.1
Adjusted SG&A as % gross profit (2)	71.5	70.8
Operating margin %	3.7	3.9
Adjusted operating margin % (2)	3.9	4.0
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2016	2015	% Increase/(Decrease)	Constant Currency (3) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$163,396	$180,967	(9.7)	6.1
Used vehicle retail sales	79,243	89,321	(11.3)	4.7
Used vehicle wholesale sales	20,785	24,859	(16.4)	(1.4)
Total used	100,028	114,180	(12.4)	3.4
Parts and service	23,952	26,193	(8.6)	7.9
Finance and insurance	6,087	6,091	(0.1)	17.6
Total	$293,463	$327,431	(10.4)	5.5
GROSS MARGIN %:
New vehicle retail sales	5.9	6.1
Used vehicle retail sales	5.3	5.2
Used vehicle wholesale sales	(0.3)	(0.3)
Total used	4.1	4.0
Parts and service	55.3	55.6
Finance and insurance	100.0	100.0
Total	11.3	11.1
GROSS PROFIT:
New vehicle retail sales	$9,559	$11,059	(13.6)	1.3
Used vehicle retail sales	4,189	4,632	(9.6)	6.8
Used vehicle wholesale sales	(66)	(73)	9.6	(8.0)
Total used	4,123	4,559	(9.6)	6.8
Parts and service	13,246	14,554	(9.0)	7.4
Finance and insurance	6,087	6,091	(0.1)	17.6
Total	$33,015	$36,263	(9.0)	7.2
UNITS SOLD:
Retail new vehicles sold	5,293	5,213	1.5
Retail used vehicles sold	3,702	3,582	3.4
Wholesale used vehicles sold	2,824	2,791	1.2
Total used	6,526	6,373	2.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,870	$34,715	(11.1)	4.5
Used vehicle retail	$21,405	$24,936	(14.2)	1.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,806	$2,121	(14.9)	(0.2)
Used vehicle retail sales	1,132	1,293	(12.5)	3.4
Used vehicle wholesale sales	(23)	(26)	11.5	(6.7)
Total used	632	715	(11.6)	4.3
Finance and insurance (per retail unit)	$677	$693	(2.3)	15.0
OTHER:
SG&A expenses	$25,588	$28,130	(9.0)	7.3
SG&A as % revenues	8.7	8.6
SG&A as % gross profit	77.5	77.6
Operating margin %	2.2	2.1
Adjusted operating margin % (2)	2.2	2.2

	Nine Months Ended September 30,
	2016	2015	% Increase/(Decrease)	Constant Currency (3) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$503,611	$492,424	2.3	12.4
Used vehicle retail sales	261,228	269,629	(3.1)	6.4
Used vehicle wholesale sales	70,361	78,692	(10.6)	(1.9)
Total used	331,589	348,321	(4.8)	4.5
Parts and service	76,063	76,983	(1.2)	8.7
Finance and insurance	19,186	17,411	10.2	21.2
Total	$930,449	$935,139	(0.5)	9.3
GROSS MARGIN %:
New vehicle retail sales	6.0	6.3
Used vehicle retail sales	5.3	5.3
Used vehicle wholesale sales	0.5	(0.5)
Total used	4.3	4.0
Parts and service	55.2	55.0
Finance and insurance	100.0	100.0
Total	11.4	11.2
GROSS PROFIT:
New vehicle retail sales	$30,430	$30,796	(1.2)	8.6
Used vehicle retail sales	13,795	14,163	(2.6)	6.9
Used vehicle wholesale sales	346	(384)	190.1	198.8
Total used	14,141	13,779	2.6	12.7
Parts and service	42,001	42,344	(0.8)	9.1
Finance and insurance	19,186	17,411	10.2	21.2
Total	$105,758	$104,330	1.4	11.4
UNITS SOLD:
Retail new vehicles sold	15,296	14,408	6.2
Retail used vehicles sold	11,413	10,863	5.1
Wholesale used vehicles sold	8,884	8,682	2.3
Total used	20,297	19,545	3.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,924	$34,177	(3.7)	5.9
Used vehicle retail	$22,889	$24,821	(7.8)	1.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,989	$2,137	(6.9)	2.3
Used vehicle retail sales	1,209	1,304	(7.3)	1.8
Used vehicle wholesale sales	39	(44)	188.6	196.5
Total used	697	705	(1.1)	8.5
Finance and insurance (per retail unit)	$718	$689	4.2	14.6
OTHER:
SG&A expenses	$80,868	$81,546	(0.8)	9.1
Adjusted SG&A expenses (2)	$80,307	$81,338	(1.3)	8.6
SG&A as % revenues	8.7	8.7
Adjusted SG&A as % revenues (2)	8.6	8.7
SG&A as % gross profit	76.5	78.2
Adjusted SG&A as % gross profit (2)	75.9	78.0
Operating margin %	2.3	2.1
Adjusted operating margin % (2)	2.4	2.1
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.
(3) We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. The non-GAAP financial measures presented above should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2016	2015	% Increase/(Decrease)	Constant Currency (3) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$71,750	$87,962	(18.4)	(24.2)
Used vehicle retail sales	18,757	18,600	0.8	(6.5)
Used vehicle wholesale sales	811	1,019	(20.4)	(24.5)
Total used	19,568	19,619	(0.3)	(7.5)
Parts and service	11,557	10,500	10.1	2.0
Finance and insurance	1,651	1,390	18.8	7.8
Total	$104,526	$119,471	(12.5)	(18.7)
GROSS MARGIN %:
New vehicle retail sales	5.9	6.4
Used vehicle retail sales	7.6	4.0
Used vehicle wholesale sales	7.3	6.7
Total used	7.5	4.1
Parts and service	37.9	42.8
Finance and insurance	100.0	100.0
Total	11.2	10.3
GROSS PROFIT:
New vehicle retail sales	$4,213	$5,649	(25.4)	(30.4)
Used vehicle retail sales	1,417	739	91.7	78.0
Used vehicle wholesale sales	59	68	(13.2)	(18.8)
Total used	1,476	807	82.9	69.7
Parts and service	4,382	4,494	(2.5)	(9.6)
Finance and insurance	1,651	1,390	18.8	7.8
Total	$11,722	$12,340	(5.0)	(11.8)
UNITS SOLD:
Retail new vehicles sold	2,261	3,254	(30.5)
Retail used vehicles sold	950	1,045	(9.1)
Wholesale used vehicles sold	304	300	1.3
Total used	1,254	1,345	(6.8)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,734	$27,032	17.4	9.1
Used vehicle retail	$19,744	$17,799	10.9	2.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,863	$1,736	7.3	0.2
Used vehicle retail sales	1,492	707	111.0	95.8
Used vehicle wholesale sales	194	227	(14.5)	(19.9)
Total used	1,177	600	96.2	82.1
Finance and insurance (per retail unit)	$514	$323	59.1	44.3
OTHER:
SG&A expenses	$12,105	$10,100	19.9	11.3
Adjusted SG&A expenses (2)	$11,831	$10,100	17.1	8.8
SG&A as % revenues	11.6	8.5
Adjusted SG&A as % revenues (2)	11.3	8.5
SG&A as % gross profit	103.3	81.9
Adjusted SG&A as % gross profit (2)	100.9	81.9
Operating margin %	(0.6)	1.5
Adjusted operating margin % (2)	(0.3)	1.6

	Nine Months Ended September 30,
	2016	2015	% Increase/(Decrease)	Constant Currency (3) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$204,560	$266,408	(23.2)	(13.5)
Used vehicle retail sales	54,321	56,160	(3.3)	10.1
Used vehicle wholesale sales	2,058	5,052	(59.3)	(52.5)
Total used	56,379	61,212	(7.9)	4.9
Parts and service	33,005	35,089	(5.9)	6.5
Finance and insurance	4,661	4,789	(2.7)	9.8
Total	$298,605	$367,498	(18.7)	(8.2)
GROSS MARGIN %:
New vehicle retail sales	5.8	6.8
Used vehicle retail sales	5.8	4.2
Used vehicle wholesale sales	6.9	7.3
Total used	5.9	4.4
Parts and service	37.7	43.5
Finance and insurance	100.0	100.0
Total	10.8	11.1
GROSS PROFIT:
New vehicle retail sales	$11,789	$18,055	(34.7)	(26.1)
Used vehicle retail sales	3,158	2,331	35.5	51.2
Used vehicle wholesale sales	141	368	(61.7)	(55.5)
Total used	3,299	2,699	22.2	36.7
Parts and service	12,444	15,266	(18.5)	(7.4)
Finance and insurance	4,661	4,789	(2.7)	9.8
Total	$32,193	$40,809	(21.1)	(10.8)
UNITS SOLD:
Retail new vehicles sold	7,265	9,165	(20.7)
Retail used vehicles sold	3,312	2,948	12.3
Wholesale used vehicles sold	760	998	(23.8)
Total used	4,072	3,946	3.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$28,157	$29,068	(3.1)	9.1
Used vehicle retail	$16,401	$19,050	(13.9)	(2.0)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,623	$1,970	(17.6)	(6.8)
Used vehicle retail sales	954	791	20.6	34.6
Used vehicle wholesale sales	186	369	(49.6)	(41.5)
Total used	810	684	18.4	32.4
Finance and insurance (per retail unit)	$441	$395	11.6	25.7
OTHER:
SG&A expenses	$31,984	$34,543	(7.4)	5.0
Adjusted SG&A expenses (2)	$31,710	$34,543	(8.2)	4.2
SG&A as % revenues	10.7	9.4
Adjusted SG&A as % revenues (2)	10.6	9.4
SG&A as % gross profit	99.4	84.6
Adjusted SG&A as % gross profit (2)	98.5	84.6
Operating margin %	(0.4)	1.4
Adjusted operating margin % (2)	(0.1)	1.4
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.
(3) We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. The non-GAAP financial measures presented above should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2016	2015	% Increase/(Decrease)	Constant Currency (3) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,476,098	$1,566,527	(5.8)	(4.3)
Used vehicle retail sales	665,275	673,302	(1.2)	0.7
Used vehicle wholesale sales	95,536	97,082	(1.6)	2.2
Total used	760,811	770,384	(1.2)	0.9
Parts and service	303,418	295,689	2.6	3.8
Finance and insurance	104,547	106,058	(1.4)	(0.6)
Total	$2,644,874	$2,738,658	(3.4)	(1.8)
GROSS MARGIN %:
New vehicle retail sales	5.1	5.0
Used vehicle retail sales	6.7	6.8
Used vehicle wholesale sales	(1.5)	(1.7)
Total used	5.6	5.7
Parts and service	54.2	54.9
Finance and insurance	100.0	100.0
Total	14.6	14.3
GROSS PROFIT:
New vehicle retail sales	$74,692	$78,346	(4.7)	(2.9)
Used vehicle retail sales	44,325	45,729	(3.1)	(1.6)
Used vehicle wholesale sales	(1,467)	(1,610)	8.9	7.9
Total used	42,858	44,119	(2.9)	(1.4)
Parts and service	164,366	162,392	1.2	2.5
Finance and insurance	104,547	106,058	(1.4)	(0.6)
Total	$386,463	$390,915	(1.1)	0.1
UNITS SOLD:
Retail new vehicles sold	41,989	45,870	(8.5)
Retail used vehicles sold	31,567	31,791	(0.7)
Wholesale used vehicles sold	14,015	14,431	(2.9)
Total used	45,582	46,222	(1.4)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,154	$34,151	2.9	4.6
Used vehicle retail	$21,075	$21,179	(0.5)	1.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,779	$1,708	4.2	6.0
Used vehicle retail sales	1,404	1,438	(2.4)	(0.9)
Used vehicle wholesale sales	(105)	(112)	6.3	5.1
Total used	940	955	(1.6)	—
Finance and insurance (per retail unit)	$1,421	$1,366	4.0	5.0
OTHER:
SG&A expenses	$281,098	$280,286	0.3	1.6
Adjusted SG&A expenses (2)	$280,374	$280,286	—	1.4
SG&A as % revenues	10.6	10.2
Adjusted SG&A as % revenues (2)	10.6	10.2
SG&A as % gross profit	72.7	71.7
Adjusted SG&A as % gross profit (2)	72.5	71.7
Operating margin %	3.1	3.6
Adjusted operating margin % (2)	3.6	3.6

	Nine Months Ended September 30,
	2016	2015	% Increase/(Decrease)	Constant Currency (3) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$4,191,715	$4,373,969	(4.2)	(2.4)
Used vehicle retail sales	1,986,471	1,954,206	1.7	3.4
Used vehicle wholesale sales	272,485	293,430	(7.1)	(4.7)
Total used	2,258,956	2,247,636	0.5	2.3
Parts and service	898,003	865,549	3.7	5.1
Finance and insurance	302,730	303,240	(0.2)	0.7
Total	$7,651,404	$7,790,394	(1.8)	(0.1)
GROSS MARGIN %:
New vehicle retail sales	5.1	5.0
Used vehicle retail sales	6.9	7.0
Used vehicle wholesale sales	—	—
Total used	6.1	6.1
Parts and service	53.9	54.3
Finance and insurance	100.0	100.0
Total	14.9	14.5
GROSS PROFIT:
New vehicle retail sales	$215,220	$220,825	(2.5)	(0.5)
Used vehicle retail sales	137,034	136,489	0.4	1.7
Used vehicle wholesale sales	115	135	(14.8)	27.5
Total used	137,149	136,624	0.4	1.7
Parts and service	484,283	470,250	3.0	4.2
Finance and insurance	302,730	303,240	(0.2)	0.7
Total	$1,139,382	$1,130,939	0.7	2.0
UNITS SOLD:
Retail new vehicles sold	119,724	127,997	(6.5)
Retail used vehicles sold	94,312	92,103	2.4
Wholesale used vehicles sold	40,011	42,331	(5.5)
Total used	134,323	134,434	(0.1)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,011	$34,172	2.5	4.3
Used vehicle retail	$21,063	$21,218	(0.7)	0.9
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,798	$1,725	4.2	6.4
Used vehicle retail sales	1,453	1,482	(2.0)	(0.7)
Used vehicle wholesale sales	3	3	—	34.9
Total used	1,021	1,016	0.5	1.8
Finance and insurance (per retail unit)	$1,414	$1,378	2.6	3.5
OTHER:
SG&A expenses	$835,506	$816,735	2.3	3.8
Adjusted SG&A expenses (2)	$828,383	$814,212	1.7	3.3
SG&A as % revenues	10.9	10.5
Adjusted SG&A as % revenues (2)	10.8	10.5
SG&A as % gross profit	73.3	72.2
Adjusted SG&A as % gross profit (2)	72.7	72.0
Operating margin %	3.3	3.6
Adjusted operating margin % (2)	3.6	3.6
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.
(3) We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. The non-GAAP financial measures presented above should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended September 30,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$246,501	$248,771	(0.9)
Pre-tax adjustments:
Catastrophic events	(450)	—
Gain (loss) on real estate and dealership transactions	1,176	—
Adjusted SG&A (1)	$247,227	$248,771	(0.6)
SG&A AS % REVENUES:
Unadjusted	10.8	10.6
Adjusted (1)	10.9	10.6
SG&A AS % GROSS PROFIT:
Unadjusted	71.1	71.4
Adjusted (1)	71.3	71.4
OPERATING MARGIN %:
Unadjusted	3.4	3.8
Adjusted (1),(2)	3.9	3.8
PRETAX MARGIN %:
Unadjusted	2.3	2.9
Adjusted (1),(2)	2.8	2.9
SAME STORE SG&A RECONCILIATION:
As reported	$243,405	$242,056	0.6
Pre-tax adjustments:
Catastrophic events	(450)	—
Adjusted Same Store SG&A (1)	$242,955	$242,056	0.4
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.8	10.6
Adjusted (1)	10.8	10.6
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	71.2	70.7
Adjusted (1)	71.1	70.7
SAME STORE OPERATING MARGIN %:
Unadjusted	3.4	3.9
Adjusted (1),(3)	3.9	3.9

	Nine Months Ended September 30,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$737,730	$718,607	2.7
Pre-tax adjustments:
Catastrophic events	(5,873)	(951)
Gain (loss) on real estate and dealership transactions	1,856	1,052
Acquisition costs	(30)	—
Legal settlements	—	(1,000)
Adjusted SG&A (1)	$733,683	$717,708	2.2
SG&A AS % REVENUES:
Unadjusted	11.2	10.8
Adjusted (1)	11.2	10.8
SG&A AS % GROSS PROFIT:
Unadjusted	72.0	71.5
Adjusted (1)	71.6	71.4
OPERATING MARGIN %:
Unadjusted	3.7	3.8
Adjusted (1),(2)	3.9	3.9
PRETAX MARGIN %:
Unadjusted	2.5	2.9
Adjusted (1),(2)	2.8	2.9
SAME STORE SG&A RECONCILIATION:
As reported	$722,654	$700,646	3.1
Pre-tax adjustments:
Catastrophic events	(5,873)	(951)
Gain (loss) on real estate and dealership transactions	(385)	(364)
Acquisition costs	(30)	—
Legal settlements	—	(1,000)
Adjusted Same Store SG&A (1)	$716,366	$698,331	2.6
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.3	10.8
Adjusted (1)	11.2	10.8
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	72.2	71.1
Adjusted (1)	71.5	70.8
SAME STORE OPERATING MARGIN %:
Unadjusted	3.7	3.9
Adjusted (1),(3)	3.9	4.0

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures.  As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable U.S. GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $10,856 and $12,389 for the three and nine months ended September 30, 2016 and $288 and $786 for the three and nine months ended September 30, 2015.

(3)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $10,776 and $12,310 for the three and nine months ended September 30, 2016 and $288 and $786 for the three and nine months ended September 30, 2015.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)

	Three Months Ended September 30,
	2016	2015	% Increase/(Decrease)
OPERATING MARGIN %:
Unadjusted	1.4	2.1
Adjusted (1),(2)	1.4	2.2
PRETAX MARGIN %:
Unadjusted	0.9	1.6
Adjusted (1),(2)	0.9	1.7
SAME STORE OPERATING MARGIN %:
Unadjusted	2.2	2.1
Adjusted (1),(3)	2.2	2.2

	Nine Months Ended September 30,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$119,154	$81,528	46.2
Pre-tax adjustments:
Severance costs	—	(208)
Acquisition costs	(561)	—
Adjusted SG&A (1)	$118,593	$81,320	45.8
SG&A AS % REVENUES:
Unadjusted	8.9	8.7
Adjusted (1)	8.9	8.7
SG&A AS % GROSS PROFIT:
Unadjusted	80.2	78.1
Adjusted (1)	79.8	77.9
OPERATING MARGIN %:
Unadjusted	1.8	2.1
Adjusted (1),(2)	1.9	2.1
PRETAX MARGIN %:
Unadjusted	1.3	1.6
Adjusted (1),(2)	1.3	1.7
SAME STORE SG&A RECONCILIATION:
As reported	$80,868	$81,546	(0.8)
Pre-tax adjustments:
Severance costs	—	(208)
Acquisition costs	(561)	—
Adjusted Same Store SG&A (1)	$80,307	$81,338	(1.3)
SAME STORE SG&A AS % REVENUES:
Unadjusted	8.7	8.7
Adjusted (1)	8.6	8.7
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	76.5	78.2
Adjusted (1)	75.9	78.0
SAME STORE OPERATING MARGIN %:
Unadjusted	2.3	2.1
Adjusted (1),(3)	2.4	2.1

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures.  As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable U.S. GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $333 for the three and nine months ended September 30, 2015.
(3)	Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $333 for the three and nine months ended September 30, 2015.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Three Months Ended September 30,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$12,896	$12,117	6.4
Pre-tax adjustments:
Foreign transaction tax	(274)	—
Adjusted SG&A (1)	$12,622	$12,117	4.2
SG&A AS % REVENUES:
Unadjusted	11.5	9.4
Adjusted (1)	11.2	9.4
SG&A AS % GROSS PROFIT:
Unadjusted	103.6	87.8
Adjusted (1)	101.4	87.8
OPERATING MARGIN %
Unadjusted	(0.6)	0.8
Adjusted (1),(2)	(0.4)	1.0
PRETAX MARGIN %:
Unadjusted	(0.8)	0.4
Adjusted (1),(2)	(0.5)	0.6
SAME STORE SG&A RECONCILIATION:
As reported	$12,105	$10,100	19.9
Pre-tax adjustments:
Foreign transaction tax	(274)	—
Adjusted Same Store SG&A (1)	$11,831	$10,100	17.1
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.6	8.5
Adjusted (1)	11.3	8.5
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	103.3	81.9
Adjusted (1)	100.9	81.9
SAME STORE OPERATING MARGIN %:
Unadjusted	(0.6)	1.5
Adjusted (1),(3)	(0.3)	1.6

	Nine Months Ended September 30,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$34,808	$40,915	(14.9)
Pre-tax adjustments:
Gain (loss) on real estate and dealership transactions	(372)	—
Foreign transaction tax	(274)	—
Adjusted SG&A (1)	$34,162	$40,915	(16.5)
SG&A AS % REVENUES:
Unadjusted	11.1	10.4
Adjusted (1)	10.9	10.4
SG&A AS % GROSS PROFIT:
Unadjusted	104.6	91.9
Adjusted (1)	102.6	91.9
OPERATING MARGIN %:
Unadjusted	(0.9)	0.3
Adjusted (1),(2)	(0.5)	0.6
PRETAX MARGIN %:
Unadjusted	(1.0)	(0.2)
Adjusted (1),(2)	(0.7)	—
SAME STORE SG&A RECONCILIATION:
As reported	$31,984	$34,543	(7.4)
Pre-tax adjustments:
Foreign transaction tax	(274)	—
Adjusted Same Store SG&A (1)	$31,710	$34,543	(8.2)
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.7	9.4
Adjusted (1)	10.6	9.4
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	99.4	84.6
Adjusted (1)	98.5	84.6
SAME STORE OPERATING MARGIN %:
Unadjusted	(0.4)	1.4
Adjusted (1),(3)	(0.1)	1.4

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures.  As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable U.S. GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $423 for the nine months ended September 30, 2016 and $298 and $839 for the three and nine months ended September 30, 2015.

(3)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $423 for the nine months ended September 30, 2016 and $215 for the three and nine months ended September 30, 2015.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended September 30,
	2016	2015	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported	$35,366	$45,261	(21.9)
Adjustments:
Catastrophic events
Pre-tax	450	—
Tax impact	(169)	—
(Gain) loss on real estate and dealership transactions
Pre-tax	(1,114)	—
Tax impact	418	—
Foreign transaction tax
Pre-tax	274	—
Tax impact	—	—
Non-cash asset impairment
Pre-tax	10,793	916
Tax impact	(4,047)	(140)
Adjusted net income (1)	$41,971	$46,037	(8.8)
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$41,971	$46,037	(8.8)
Less: Adjusted earnings allocated to participating securities	1,695	1,759	(3.6)
Adjusted net income available to diluted common shares (1)	$40,276	$44,278	(9.0)
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$1.65	$1.88	(12.2)
After-tax adjustments:
Catastrophic events	0.01	—
Gain (loss) on real estate and dealership transactions	(0.03)	—
Foreign transaction tax	0.01	—
Non-cash asset impairment	0.32	0.03
Adjusted diluted income per share (1)	$1.96	$1.91	2.6
SG&A RECONCILIATION:
As reported	$299,006	$289,012	3.5
Pre-tax adjustments:
Catastrophic events	(450)	—
Gain (loss) on real estate and dealership transactions	1,176	—
Foreign transaction tax	(274)	—
Adjusted SG&A (1)	$299,458	$289,012	3.6
SG&A AS % REVENUES:
Unadjusted	10.6	10.3
Adjusted (1)	10.6	10.3
SG&A AS % GROSS PROFIT:
Unadjusted	73.5	72.5

Adjusted (1)	73.6	72.5
OPERATING MARGIN %:
Unadjusted	3.0	3.5
Adjusted (1),(2)	3.3	3.5
PRETAX MARGIN %:
Unadjusted	2.0	2.6
Adjusted (1),(2)	2.3	2.6
SAME STORE SG&A RECONCILIATION:
As reported	$281,098	$280,286	0.3
Pre-tax adjustments:
Catastrophic events	(450)	—
Foreign transaction tax	(274)	—
Adjusted Same Store SG&A (1)	$280,374	$280,286	—
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.6	10.2
Adjusted (1)	10.6	10.2
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	72.7	71.7
Adjusted (1)	72.5	71.7
SAME STORE OPERATING MARGIN %:
Unadjusted	3.1	3.6
Adjusted (1),(3)	3.6	3.6

	Nine Months Ended September 30,
	2016	2015	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported	$116,237	$127,385	(8.8)
Adjustments:
Catastrophic events
Pre-tax	5,873	951
Tax impact	(2,207)	(359)
(Gain) loss on real estate and dealership transactions
Pre-tax	(1,000)	(1,052)
Tax impact	672	452
Severance costs
Pre-tax	—	208
Tax impact	—	(41)
Acquisition costs
Pre-tax	591	—
Tax impact	(11)	—
Legal settlements
Pre-tax	—	1,000
Tax impact	—	(390)
Foreign transaction tax
Pre-tax	274	—
Tax impact	—	—
Non-cash asset impairment
Pre-tax	12,327	1,958
Tax impact	(4,634)	(334)
Foreign deferred income tax benefit
Pre-tax	—	—
Tax impact	(1,686)	—
Adjusted net income (1)	$126,436	$129,778	(2.6)
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$126,436	$129,778	(2.6)
Less: Adjusted earnings allocated to participating securities	5,061	4,997	1.3
Adjusted net income available to diluted common shares (1)	$121,375	$124,781	(2.7)
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$5.22	$5.26	(0.8)
After-tax adjustments:
Catastrophic events	0.16	0.02
Gain (loss) on real estate and dealership transactions	(0.01)	(0.02)
Severance costs	—	0.01
Acquisition costs including related tax impact	0.02	—
Legal settlements	—	0.02
Foreign transaction tax	0.01	—
Non-cash asset impairment	0.35	0.07
Foreign deferred income tax benefit	(0.07)	—
Adjusted diluted income per share (1)	$5.68	$5.36	6.0
SG&A RECONCILIATION:
As reported	$891,692	$841,050	6.0

Pre-tax adjustments:
Catastrophic events	(5,873)	(951)
Gain (loss) on real estate and dealership transactions	1,485	1,052
Severance costs	—	(208)
Acquisition costs	(591)	—
Legal settlements	—	(1,000)
Foreign transaction tax	(274)	—
Adjusted SG&A (1)	$886,439	$839,943	5.5
SG&A AS % REVENUES:
Unadjusted	10.9	10.6
Adjusted (1)	10.8	10.6
SG&A AS % GROSS PROFIT:
Unadjusted	73.9	72.9
Adjusted (1)	73.5	72.8
OPERATING MARGIN %:
Unadjusted	3.2	3.5
Adjusted (1),(2)	3.4	3.5
PRETAX MARGIN %:
Unadjusted	2.2	2.6
Adjusted (1),(2)	2.4	2.6
SAME STORE SG&A RECONCILIATION:
As reported	$835,506	$816,735	2.3
Pre-tax adjustments:
Catastrophic events	(5,873)	(951)
Gain (loss) on real estate and dealership transactions	(385)	(364)
Severance costs	—	(208)
Acquisition costs	(591)	—
Legal settlements	—	(1,000)
Foreign transaction tax	(274)	—
Adjusted Same Store SG&A (1)	$828,383	$814,212	1.7
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.9	10.5
Adjusted (1)	10.8	10.5
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	73.3	72.2
Adjusted (1)	72.7	72.0
SAME STORE OPERATING MARGIN %:
Unadjusted	3.3	3.6
Adjusted (1),(3)	3.6	3.6

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures.  As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable U.S. GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $10,856 and $12,389 for the three and nine months ended September 30, 2016 $288 and $786 for the three and nine months ended September 30, 2015.

(3)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $10,776 and $12,310 for the three and nine months ended September 30, 2016 and $288 and $786 for the three and nine months ended September 30, 2015.